WCI Communities First Quarter 2016 Earnings Conference Call April 27, 2016 Exhibit 99.2

Disclosure Statement This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include information concerning the Company’s expectations about future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting, LLC), expected liquidity, income taxes and possible or assumed future results of operations, including descriptions of its business plans and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology.     For more information concerning these and other important factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to the Company’s “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2015 that was filed by the Company with the Securities and Exchange Commission on February 22, 2016 and elsewhere therein and subsequent filings by the Company. As you read and consider this presentation, you should understand that the forward-looking statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed or implied in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statement, there should be no inference that it will make additional updates with respect to those or its other forward-looking statements.   In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted gross margin from homes delivered and net debt to net capitalization.  The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included in the appendix to this presentation.

Loan to Value Percentage (“LTV”) – 1Q16 Deliveries WCI Communities at a Glance Lifestyle community developer and luxury homebuilder throughout Florida Target move-up, second-home and active adult customers High average selling prices - $432,000 on 1Q16 deliveries High proportion of cash buyers – 48% of 1Q16 deliveries Low cancellation rate – 5.2% during 1Q16 Approximately 14,400 home sites owned or controlled as of March 31, 2016 Conservative balance sheet with $107 million of cash Complementary Real Estate Services (“RES”) and Amenities businesses Buyer Profile with Low Reliance on Financing

Compelling Florida Real Estate Market Leading growth state (1) (2) Job growth rate of 2.9%; higher than national average of 2.0% Unemployment rate of 4.9% Consistently ranked among the best retirement destinations YTD 2016 Florida building permits (3) Second highest in the U.S. 10% higher than 1Q15 March / 1Q16 resale statistics (4) Closings down 2% from 1Q15 52nd consecutive month median sales prices increased year-over-year 4.5 months supply of inventory for single-family homes New listings increased 6% on single-family homes and 3% for condo properties Florida Department of Economic Opportunity; April 15, 2016 Wallethub.com – 2016’s Best and Worst States to Retire U.S. Census Bureau Florida Realtors ® ; Data through March 2016 Florida Annual Permit Activity (3) U.S. Age 65+ Population by Decade of Birth

1Q16 Homebuilding Overview Homebuilding revenues up 63.9% to $109.8 million Deliveries up 84.1% to 254 homes Backlog units up 9.6%; contract value up 11.9% Contract value of new orders up 9.2% to $153.8 million Average selling price per new order of $496,000, up 11.2% New order incentives averaged 3.2% of base price, down 40 bps Deliveries Trend New Orders Trend Note: All comparisons are to 1Q15 New Order Contract Value & ASP $ in thousands

1Q16 Real Estate Services Overview RES Revenues Brokerage Transactions Brokerage ASP Brokerage revenues decreased 5.5% Brokerage average home selling price up 2.2% to $321,000 Brokerage transactions decreased 9.8% Title revenues increased 14.9% Title transactions flat; ASP up 4.9% Total revenues down 4.8% Total gross margin of $0.5M RES Gross Margin Note: All comparisons are to 1Q15 ($ in thousands) ($ in thousands) ($ in thousands)

Executing on the WCI Growth Strategy Increasing total revenue; 37% CAGR since 1Q13 Continued Homebuilding gross margin strength Sustained SG&A leverage improvement 311% growth in Adjusted EBITDA from 1Q13 Represents adjusted gross margin from homes delivered Measured as a percentage of Homebuilding revenues Measured as a percentage of total revenues Revenues ($ in millions) Adjusted EBITDA (3) SG&A % (2) Adjusted GM % (1) ($ in millions) Note: Totals may not foot due to rounding

Land Portfolio Positioned for Growth High quality land positions in land-constrained markets Land portfolio totals approximately 14,400 owned or controlled home sites; up 13% from 1Q15 53% owned / 47% optioned Approximately 3,800 legacy (subject to fresh start accounting) home sites remain Owned or Controlled Home Sites

Selected Operating Results

Conservative Balance Sheet Balance sheet positioned to execute the growth strategy Invested approximately $30 million in 1Q16 for land and land development In 1Q16 - Amended and extended revolving credit facility Increased to $115 million with accordion up to $200 million Extended term to Feb-2020 Currently undrawn Available liquidity includes the $115 million of borrowing capacity under a four-year revolving credit facility as of March 31, 2016. Debt to capital is computed by dividing the carrying value of our total outstanding debt, as reported on our consolidated balance sheets, by total capital as calculated above. Net debt represents the principal amount of our total outstanding debt, less cash and cash equivalents; net capitalization represents net debt plus total equity.

Key Takeaways Florida real estate market remains healthy Fully integrated Florida luxury homebuilder and community developer Focus on move-up, second-home and active adult customer segments Positioned for continued growth Complementary Real Estate Services and Amenities businesses Actively pursuing land acquisition opportunities Conservative balance sheet with liquidity and flexibility for growth Experienced and talented team

Appendix

Reconciliation of Non-GAAP Financial Measures In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to adjusted gross margin from homes delivered, EBITDA and Adjusted EBITDA (both such terms are defined below), and net debt to net capitalization. Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of Part I of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 that we plan to file with the Securities and Exchange Commission on or before May 2, 2016. The presentation of historical non-GAAP measures herein does not reflect or endorse any forecast of future financial performance. Adjusted Gross Margin from Homes Delivered We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding back asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered. Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions. We believe that adjusted gross margin from homes delivered is (i) meaningful because it eliminates the impact that our indebtedness and asset impairments have on gross margin and (ii) relevant and useful to shareholders, investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. However, this measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, they may calculate this measure differently than we do and, therefore, it may not be comparable. We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.  The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure, Homebuilding gross margin, for the periods presented herein.

Reconciliation of Non-GAAP Financial Measures (continued) EBITDA and Adjusted EBITDA Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), income (loss) from discontinued operations, other income, stock-based compensation expense, asset impairments and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to shareholders, investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business. We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. Furthermore, Adjusted EBITDA eliminates the effects of our capital structure (such as interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments). Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies in our industry may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business. EBITDA and Adjusted EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of our performance. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Our EBITDA-based measures have limitations as analytical tools and, therefore, shareholders, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are: they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations; they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows; they do not reflect the interest that is necessary to service our debt; and other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.  Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance under GAAP or alternatives to cash flow provided by (used in) operating activities as measures of liquidity. Shareholders, investors and other interested parties should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures.

Reconciliation of Non-GAAP Financial Measures (continued) EBITDA and Adjusted EBITDA (continued) The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income attributable to common shareholders of WCI Communities, Inc., for the periods presented herein. Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales. Represents the expense recorded in the Company’s unaudited consolidated statements of operations related to its stock-based compensation plans.

Reconciliation of Non-GAAP Financial Measures (continued) Net Debt to Net Capitalization We believe that net debt to net capitalization provides useful information to shareholders, investors and other interested parties regarding our financial position and cash and debt management. It is also a relevant financial measure for understanding the leverage employed in our operations and as an indicator of our ability to obtain future financing. However, this measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our leverage. By deducting cash and cash equivalents from our outstanding debt, we provide a measure of our debt that considers our cash position. We believe that this approach provides useful information because the ratio of debt to capital does not consider our cash and cash equivalents and we believe that a debt ratio net of cash, such as net debt to net capitalization, provides supplemental information by which our financial position may be considered. Shareholders, investors and other interested parties may also find this information helpful when comparing our leverage to the leverage of other companies in our industry. Although other companies in the homebuilding industry report similar information, they may calculate this measure differently than we do and, therefore, it may not be comparable. We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate leverage ratios such as net debt to net capitalization, including any adjustments to such amounts, before comparing our measures to those of such other companies. The table below presents the computations of our net debt to net capitalization and reconciles such amounts to the most directly comparable GAAP financial measure, debt to capital. Debt to capital is computed by dividing the carrying value of our total outstanding debt, as reported on our consolidated balance sheets, by total capital as calculated above. Net debt to net capitalization is computed by dividing net debt by net capitalization.